194 P1 12/17

SUPPLEMENT DATED DECEMBER 12, 2017

TO THE PROSPECTUS DATED SEPTEMBER 1, 2017

OF

FRANKLIN STRATEGIC INCOME FUND

(a series of Franklin Strategic Series)

The prospectus is amended as follows:

I.              The “Annual Fund Operating Expenses” and “Example” tables under the “Fund Summary – Fees and Expenses of the Fund” section beginning on page 2 is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	0.65%	0.50%	None	None
Other expenses	0.18%	0.18%	0.18%	0.05%	0.18%
Acquired fund fees and expenses[1]	0.07%	0.07%	0.07%	0.07%	0.07%
Total annual Fund operating expenses[1]	0.95%	1.35%	1.20%	0.57%	0.70%
Fee waiver and/or expense reimbursement[2]	-0.06%	-0.06%	-0.06%	-0.06%	-0.06%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	0.89%	1.29%	1.14%	0.51%	0.64%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fees as a result of the Fund’s investments in Franklin Templeton affiliated funds (acquired funds), including a Franklin Templeton money fund, for the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 512	$ 709	$ 923	$ 1,539
Class C	$ 231	$ 422	$ 734	$ 1,623
Class R	$ 116	$ 375	$ 655	$ 1,453
Class R6	$ 52	$ 177	$ 313	$ 710
Advisor Class	$ 65	$ 218	$ 384	$ 867
If you do not sell your shares:
Class C	$ 131	$ 422	$ 734	$ 1,623

Please keep this supplement with your prospectus for future reference.